UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 26, 2011


                            LATITUDE SOLUTIONS, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-54194               41-2251802
-------------------------------  ----------------   ----------------------------
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
       of incorporation)              Number)                Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
                   -----------------------------------------
               Registrant's telephone number, including area code


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c)

                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF DIRECTORS

On July 26, 2011, Latitude Solutions, Inc. ("the Company") announced that Mr. Jan Rowinski had resigned from the Company's Board of Directors.

Mr. Rowinski will continue to serve as the Executive Vice President of the Company and the Chief Executive Officer of the Company's 50% owned subsidiary 6709800 Canada, Inc. dba GpsLatitude.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    LATITUDE SOLUTIONS, INC.


                                    By: /s/ Harvey Kaye
                                       -----------------------------------------
                                          Harvey Kaye, Chief Executive Officer


                                    Date:  August 2, 2011